NUVEEN KANSAS MUNICIPAL BOND FUND

NUVEEN MICHIGAN MUNICIPAL BOND FUND

NUVEEN WISCONSIN MUNICIPAL BOND FUND

SUPPLEMENT DATED FEBRUARY 10, 2012

TO THE PROSPECTUS DATED SEPTEMBER 30, 2011

The following changes apply to Nuveen Kansas Municipal Bond Fund, Nuveen Michigan Municipal Bond Fund and Nuveen Wisconsin Municipal Bond Fund (each referred to as the “Fund”):

Class B shares of the Fund will be converted to Class A shares of the Fund at the close of business on February 15, 2012. Therefore, Class B shares of the Fund will no longer be available through an exchange from other Nuveen Mutual Funds after that date.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-MS4P-0212P